SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          _____________________________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





     Date  of  Report  (Date  of  earliest  event reported):      May 1, 2001
                                                                ---------------



                     DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                     ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




     Florida                         0-12516                    65-0624640
     -------                         -------                    ----------
(State  or  Other            (Commission  File  Number)        (IRS  Employer
Jurisdiction Incorporation)                                     Identification
                                                                  Number)





 615  Crescent  Executive  Court,  Fifth  Floor,  Lake  Mary,  FL  34210-2801

 ----------------------------------------------------------------------------
(Address  of  Principal  Executive  Offices)                      (Zip  Code)




Registrant's  telephone  number,  including  area code:   (407) 333-5300
                                                          --------------

ITEM  5.  OTHER  EVENTS.

     On May 2, 2001, the Dynamic Healthcare Technologies, Inc., a Florida corporation (the "Company"), issued a press release announcing it's earnings for the first quarter ended March 31, 2001. The press release also reports that Paul S. Glover stepped down from his position as Vice President of Finance and that Brian Greco was appointed to fill the vacancy created thereby. In addition, the press release provides information regarding the Company's meeting with analysts which will be telecast on the world wide web on May 3, 2001.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Not  Applicable

(b)     Not  Applicable

(c)     Exhibits  required  by  Item  601  of  Regulation  S-K

EXHIBIT  NO.  DESCRIPTION
-----------   -----------
99.1          Press  release, issued May 2, 2001, regarding first quarter 2001 earnings, the resignation and appointment of Vice President of Finance, and analyst meeting.

       [Rest of Page Intentionally Blank.  Signatures on following Page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
Date:  May  2,  2001        By:   /s/  Brian  Greco
                                 ------------------
                                   Brian  Greco
                                   Vice President  of  Finance  and
                                   Secretary

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  NO.    DESCRIPTION
------------   -----------
99.1           Press release, issued  May 2, 2001, regarding first quarter 2001 earnings, the vacancy and appointment of Vice President of Finance, and analyst meeting.

                                  EXHIBIT 99.1
                                  ------------

Contact:     Dynamic  Healthcare  Technologies  Inc.
             Christopher  Assif  (investors)
             Chief  Executive  Officer
             cassif@dht.com
             --------------

             Chris  Willard  (media)
             Director  of  Marketing
             cwillard@dht.com
             ----------------
             800  832  3020


       DYNAMIC REPORTS FIRST QUARTER 2001 RESULTS AND OPERATIONAL CHANGES

Lake Mary, Florida - MAY 2, 2001 - Dynamic Healthcare Technologies, Inc. (Nasdaq: DHTI) today announced results for the first quarter ended March 31, 2001. For the quarter, the Company reported revenues of $6.2 million and a net loss of $(809,186) or $(.04) per common share, compared to revenues of $6.6 million and net loss of $(349,539) or $(.02) per common share for the same period one year ago.

The first quarter 2001 operating loss included non-cash charges for software amortization of $310,933, depreciation of $315,646, and goodwill amortization of $102,388 for a total $728,967. In addition, the Company reduced new software development that is capitalized by $475,246 during first quarter 2001 when compared with the same period a year ago, as the Company moves toward delivering its new software to client sites. The non-cash charges together with increased collection activities resulted in positive cash flow from operations during the first quarter of 2001. The first quarter of 2001 represents the Company's tenth consecutive quarter of generating positive cash flow from operations.

The Company also announced several organizational changes. Brian Greco, formerly the company's controller and a four-year veteran of Dynamic's finance operation, has been promoted to the position of Vice President, Finance. Mr. Greco also becomes the Corporation's Secretary. Mr. Greco replaces Paul Glover who previously served in this position for the Company. Also announced was the elimination and reallocation of selected middle level management and duplicative staff positions in the Company. As fewer than ten of the eliminated positions across the Company's products were directly involved in the delivery of client service, the Company does not expect any material affect in either its ability to deliver service or generate revenues. Also, the Company is seeking to sublease approximately 30,000 square feet of excess office space in Florida. As a result of these changes, the Company will take a restructuring charge in the second quarter of this year. Operational benefits of these changes will be accretive in the third quarter of this year.
                                     (more)

DYNAMIC HEALTHCARE TECHNOLOGIES, INC. REPORTS FIRST QUARTER 2001 RESULTS AND OPERATIONAL CHANGES
 PAGE  TWO

Christopher Assif, CEO of Dynamic, commented: "During the first quarter, we made significant progress in engaging with clients to present our suite of lab, radiology, pathology and Internet products and services. In parallel with increased selling efforts, we reviewed and further streamlined our operations in early second quarter to ensure we have experienced people allocated properly to meet client demand while delivering consistent, high quality service. Today's operational announcements are what we believe the final acts in repositioning the company, its products and its people to seize the ever-increasing opportunities available to us."

As  previously  announced, the Company will host a conference call at 10:00 a.m.
(EST) on Thursday, May 3, 2001, to discuss these results. The call will be led by Dynamic's Chief Executive Officer, Christopher Assif. Interested investors can access the call via a webcast through the Company's web site, www.dht.com, or via the StreetEvents web site, www.streetevents.com. Replays will be available on these web sites through May 21, 2001. Investors interested in participating in the live conference call may dial 415 228 4669 and provide the passcode "DHTI" five minutes prior to the start of the call.

About  Dynamic
Dynamic Healthcare Technologies makes diagnostic medicine digital through its clinical and diagnostic workflow solutions for pathology, laboratory, and radiology services in hospitals, clinics, and ambulatory care settings. The company's systems are installed in more than 640 client locations, including half of the nation's "Best Hospitals" and 40% of the "Best Hospitals" in cancer treatment as reported in US News and World Reports magazine. Dynamic is expanding its reach even deeper into the care process through Internet-based clinical connectivity and application service provider capabilities marketed under the name CoMed.

                                       ###

This press release contains forward looking statements that involve a number of risks and uncertainties, including, but not limited to, certain areas beyond the Company's control with respect to future business events and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                                 -tables follow-

DYNAMIC HEALTHCARE TECHNOLOGIES, INC. REPORTS FIRST QUARTER 2001 RESULTS AND OPERATIONAL CHANGES
PAGE THREE


                                        SELECTED  FINANCIAL  DATA
                                   DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                                   CONDENSED  STATEMENTS  OF  OPERATIONS

                                                                  THREE MONTHS ENDED
                                                           MARCH 31, 2000      MARCH 31, 2001
                                                        --------------------  ----------------
                                                            (UNAUDITED)         (UNAUDITED)
Operating revenues:
    Computer system equipment sales and support                     417,996   $       328,432
    Application software licenses                                 1,509,683         1,499,177
    Software support                                              2,900,117         2,902,332
    Services and other                                            1,754,282         1,478,216
                                                        --------------------  ----------------
               Total operating revenues                           6,582,078         6,208,157
                                                        --------------------  ----------------
Costs and expenses:
    Cost of products sold                                           526,289           541,003
    Software amortization                                           580,021           310,933
    Client services expense                                       2,586,425         2,498,456
    Software development costs                                    1,227,012         1,058,814
    Sales and marketing                                           1,085,825         1,436,950
    General and administrative                                      911,384         1,149,614
                                                                          -                 -
                                                        --------------------  ----------------
               Total costs and expenses                           6,916,956         6,995,770
                                                        --------------------  ----------------
Operating income (loss)                                            (334,878)         (787,613)
                                                        --------------------  ----------------
Other income (expense):
      Interest expense and financing costs                          (40,810)          (69,735)
      Interest income and other                                      26,259            48,162
      Gain/(Loss) on disposal of fixed assets                          (110)               -*
                                                        --------------------  ----------------
               Total other income (expense)                         (14,661)          (21,573)
                                                        --------------------  ----------------
Earnings (loss) before income taxes                                (349,539)         (809,186)
Income taxes                                                              -                 -
                                                        --------------------  ----------------
Net earnings (loss)                                     $          (349,539)  $      (809,186)
                                                        ====================  ================

Net earnings (loss) available for common shareholders   $          (389,539)  $      (849,186)
                                                        ====================  ================

Weighted average number of common shares outstanding             18,859,357        19,423,662
                                                        ====================  ================

Weighted average number of common and potential
  common shares outstanding assuming full dilution               18,859,357        19,423,662
                                                        ====================  ================

Earnings (loss) per common share basic and diluted      $             (0.02)  $         (0.04)
                                                        ====================  ================

                                                   CONDENSED  BALANCE  SHEET
                                              DECEMBER 31, 2000    MARCH 31, 2001
                                             -------------------  ----------------
                                                                    (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents                $        3,197,743   $     1,003,595
    Accounts receivable, net                          5,309,700         4,521,735
    Unbilled receivables                              3,633,931         3,642,924
    Contracts receivable - current                      329,255           306,327
    Other current assets                                848,652           653,223
                                             -------------------  ----------------
        Total current assets                         13,319,281        10,127,804
Property and equipment, net                           3,507,870         3,403,704
Capitalized software development costs, net           4,093,560         3,827,551
Goodwill, net                                           847,934           746,047
Contracts receivable - non-current                      713,052           650,404
Other assets                                             22,872            10,641
                                             -------------------  ----------------
                                             $       22,504,569   $    18,766,151
                                             ===================  ================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued expenses    $        3,061,461   $     3,025,973
    Deferred revenue                                  5,929,122         5,828,470
    Advance billings                                  1,197,266         1,428,429
    Line of credit                                    2,875,000                 0
    Deferred lease incentives                           190,230           190,230
    Other current liabilities                           380,335           343,871
                                             -------------------  ----------------
        Total current liabilities                    13,633,414        10,816,973
Deferred lease incentives - non-current                 602,403           554,846
Other                                                   639,740           574,360
                                             -------------------  ----------------
        Total liabilities                            14,875,557        11,946,179
                                             -------------------  ----------------

Shareholders' equity:
   Series C preferred stock                           1,811,327         1,811,327
   Common stock                                         193,482           194,281
   Warrants                                               3,000             3,000
   Additional paid-in capital                        45,701,122        45,700,469
   Deficit                                          (39,837,199)      (40,646,385)
                                             -------------------  ----------------
   Less: notes receivable from officer                 (242,720)         (242,720)
                                             -------------------  ----------------
        Total shareholders' equity                    7,629,012         6,819,972
                                             -------------------  ----------------
                                             $       22,504,569   $    18,766,151
                                             ===================  ================


The financial data should be read in conjunction with the disclosures contained in the Company's Form 10-K for the year ended December 31, 2000